Listing Report:Supplement No. 62 dated Feb 15, 2011 to Prospectus dated Jan 12, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 12, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 12, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 489313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,100.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.30%
Term:	36 months

Lender yield:	4.99%	Borrower rate/APR:	5.99% / 6.33%	Monthly payment:	$185.55

Lender servicing fee:	1.00%	Effective Yield*:	5.00%
		Estimated return*:	3.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-2006	Debt/Income ratio:	12%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$425	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	Benjamin_Orban	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,100.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010) 680-699 (Sep-2009) 680-699 (Aug-2009) 680-699 (Oct-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Personal Loan Refinance
Purpose of loan:
This loan will be used to refinance a current personal loan that has an APR of 15%.

My financial situation:
I am a good candidate for this loan because I have a perfect record in paying back Prosper loans as well as a recent increase in my credit score. I currently live with my mother and have no other expenses other than car and cell phone.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.95%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.13%	Monthly payment:	$505.34

Lender servicing fee:	1.00%	Effective Yield*:	11.79%
		Estimated return*:	6.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1983	Debt/Income ratio:	10%
Credit score:	720-739 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	11y 8m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,393	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	DAWGS51	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 64% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	4 ( 29% )	720-739 (May-2008)
Principal balance:	$0.00	31+ days late:	1 ( 7% )
Total payments billed:	14
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to restructure existing debts to free up needed cash flow

My financial situation:
I am a good candidate for this loan because my wife and I have stable and high incomes, and we always pay our obligations.? We went through a particularly trying financial time a few years ago due to the health of my Mother who needed our assistance?and the need to help our children out in tough economic times.? While there have been a few blemishes on my credit in years past, there are no recent problems problems and we have never not paid our obligations.

Monthly net income: $12,000 (this includes my income and my spouse's income?

Monthly expenses: $
??Housing: $ 2,800
??Insurance: $ 600
??Car expenses: $700
??Utilities: $?600
??Phone, cable, internet: $300
??Food, entertainment: $ 1,000
??Clothing, household expenses $?750
??Credit cards and other loans: $ 3,000
??Other expenses: $ 1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 16.65%	Monthly payment:	$481.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1987	Debt/Income ratio:	17%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 4	Length of status:	4y 6m
Amount delinquent:	$374	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,051	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	diverse-felicity5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan Profile
Purpose of loan:
This loan will be used to? to pay of medical bills and for other use
My financial situation:
I am a good candidate for this loan because? I always pay my bills on time .

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 100.00
??Car expenses: $ 200.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 30.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 23.38%	Monthly payment:	$278.69

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	9.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2000	Debt/Income ratio:	6%
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	2y 5m
Amount delinquent:	$802	Total credit lines:	16	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,706	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	deal-awakening349	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a loan
I am currently looking a for a loan. I am a single mother and i would like to pay off quickly some personal debts that i have and also pay for a couple of extra expenses that i have recently incurred. I work full time as Registered Nurse, i am making $70,000 and can verify this income. I also receive child support. I have been responsible with my payments and i plan to always pay on time and not just the minimum balance. Please consider me to get this loan.
Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 16.65%	Monthly payment:	$137.66

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1969	Debt/Income ratio:	26%
Credit score:	760-779 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	38	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,918
Delinquencies in last 7y:	11	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	teacher-ambit	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Remover 1
Purpose of loan:
This loan will be used to consolidate high interest credit cards to allow me to pay off the debt more quickly.?

My financial situation:
I am a good candidate for this loan because I have a retirement pension and I also work part-time.?? My oldest child has enlisted in the air force and is awaiting a departure date and my youngest child graduated in 2010 from a masters program in accounting.? For the first time in 10 years I am not paying for my children to go to schoool.?? It is now time for me to? work on my debt and finally begin to enjoy retirement.?? Unfortunately my credit card companies are not willing to lower my interest rate on my debt. The 30% interest rate is very frustrating and I my goal is to get rid of my debt as soon as possible

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1026.00
??Insurance: $ 190.00
??Car expenses: $ 0.
??Utilities: $ 300.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1994	Debt/Income ratio:	47%
Credit score:	780-799 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,747	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	secret-agent3	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards Begone!
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time and have a great credit score

Monthly net income: $ 7k including my spouses income

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 77.03
??Car expenses: $ 325.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 16.65%	Monthly payment:	$275.33

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1994	Debt/Income ratio:	43%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,251	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	glimmering-bid08	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Well Needed
Purpose of loan:
I've been working on a dream construction project over the last four years.? The final stage of the project will be the addition of a Well on the property.? I have no access to a public water system.? I estimate the well to cost around $6000.? I will use the extra money to pay off the Home Depot and Lowes cards I've used while completing the project.

My financial situation:
I have a very stable job as a purchasing assistant at a company that has been in business for over 20 years.? I have always paid off loans on schedule and have every intention of continuing to do so.

Monthly net income: $ 1794

Monthly expenses: $
??Housing: $ 263
??Insurance: $ 65
??Car expenses: $ 0
??Utilities: $ 30
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,300.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 23.38%	Monthly payment:	$122.62

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	9.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2008	Debt/Income ratio:	12%
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,586	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	trade-bee555	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am going all the way to the top..
Purpose of loan:
This loan will be used tO COVER THE COST OF LIFE FOR ME and a younger less blessed girl to spend the summer together at a 3 month camp this summer?that allows you and?your disabled buddy?to work, learn, live, and grow stronger as a team ?

My financial situation:
I am a good candidate for this loan because once this os over ill be back woring and i have never had a sick day in my life nor a late bill payment

Monthly net income: $ 6500

Monthly expenses: $? less than 4000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.70%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 21.34%	Monthly payment:	$271.11

Lender servicing fee:	1.00%	Effective Yield*:	16.60%
		Estimated return*:	8.90%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1992	Debt/Income ratio:	11%
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	13 / 7	Length of status:	10y 7m
Amount delinquent:	$4,757	Total credit lines:	74	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$831	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	chiro8717	Borrower's state:	Michigan	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	42 ( 58% )	660-679 (Latest)
Principal borrowed:	$6,700.00	< 31 days late:	24 ( 33% )	600-619 (Nov-2007) 560-579 (Sep-2006)
Principal balance:	$0.03	31+ days late:	6 ( 8% )
Total payments billed:	72
Description
Please Help My Family.....
Purpose of loan:
This loan will be used to help my business prosper in a rough time of the year.

My financial situation:
I am a good candidate for this loan because I am hard working, I have a good steady income and I have good history of previous Propser loans.?

Monthly net income: $ 10,800

Monthly expenses: $
??Housing: $ 3,000
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $?400
??Phone, cable, internet: $ 300
??Food, entertainment: $ 650?
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 750
??Other expenses: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1999	Debt/Income ratio:	39%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,063	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	auction-cactus	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to?
help fund a fast growing business that is in need of more operating capital.
My financial situation:
I am a good candidate for this loan because?
this is my 3rd year in business and I have doubled in size even though the economy has been bad. I have remodeled my store and my business plan to continue to grow in size. The business itself has been in has been in business for 30 years, just needed a little updating and energy. By doing this I have outgrown my original operating capital, I really would like to borrow $25000.00. I have never missed any payments nor have I been in bad standing with any of my vendors. Since taking over I have gotten new customers from apartment? business, contractors, & interior designers. We went from a $95000.00 loss my first year in business ( spent a lot of money updating and advertising ), to a $34000.00 profit in our second year. A pretty AWESOME turn around!!!!!

Monthly net income: $ Personal $2900.00
??????????????????????????????????? Family $4900.00

Monthly expenses: $
??Housing: $ 655
??Insurance: $ 180
??Car expenses: $ 750
??Utilities: $ 200
??Phone, cable, internet: $ 100 ????
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.50%
Term:	60 months

Lender yield:	11.55%	Borrower rate/APR:	12.55% / 13.91%	Monthly payment:	$270.28

Lender servicing fee:	1.00%	Effective Yield*:	11.51%
		Estimated return*:	8.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-2006	Debt/Income ratio:	11%
Credit score:	720-739 (Feb-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,498	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	BrideNeedsHelp	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dream Wedding
Purpose of loan:
This loan will be used to finish my dream?wedding planning. Which will take place on June 18, 2011.?

My financial situation:
I am a good candidate for this loan because I have a steady job at a insurance company and my fiance works for the United States Post Office.? I am also in GOOD standing with all my creditors. I have worked very hard to keep my credit in the 700's and I dont want to run into debt, by trying to finish planning this special day for me and my future husband. I promise to be on time with all my payments and my goal is to pay it off before the 5 years that I requested.????

Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1991	Debt/Income ratio:	14%
Credit score:	640-659 (Feb-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	31y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,834	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	liberty-thunder0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JimB loan request
Purpose of loan:
This loan will be used to??
Some educational expenses??????????????????????????????

My financial situation:
I am a good candidate for this loan because?I?expect to pay this loan off within?12 months
Monthly net income: $5600

Monthly expenses: $
??Housing: $1487
??Insurance: $ 137????
??Car expenses: $150
??Utilities: $120?
??Phone, cable, internet: $ 75
??Food, entertainment: $750?
??Clothing, household expenses $ 100
??Credit cards and other loans: $50
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.50%
Term:	36 months

Lender yield:	8.55%	Borrower rate/APR:	9.55% / 11.65%	Monthly payment:	$240.42

Lender servicing fee:	1.00%	Effective Yield*:	8.53%
		Estimated return*:	5.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,497	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	self-reliant-penny4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Responsible consumer
Purpose of loan:
This loan will be used? to pay off high interest consumer debt that is currently at 21%.??I also want to consolidate these debts into one loan that is fixed.? This will greatly help me and my wife to better situate our family financially.

My financial situation:
I am a good candidate for this loan because?I understand commitment and responsibility.??I have always paid?what?I have?borrowed.? I am paid salary so I get paid the same amount each month.? Also, since?I am consolidating debts into one, it will be one payment each month instead of several, thus allowing ease of payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1995	Debt/Income ratio:	4%
Credit score:	640-659 (Feb-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$233	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	12puebloyankee	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New-2-Me Wheels
Purpose of loan:
This loan will be used to purchase a used car.

My financial situation:
I've been trying to recover from a bankruptcy 8 years ago.? I've stayed out of debt and use my current credit wisely.? I make plenty of money to make the note payments. To help keep out of debt I drive older cars and do the work myself to keep them running.?

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 300
??Car expenses: $ 160
??Utilities: $ 150
??Phone, cable, internet: $ 65
??Food, entertainment: $ 0
??Clothing, household expenses $
??Credit cards and other loans: $ paid off monthly so no balance
??Other expenses: $ 140 college loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$244.92

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2005	Debt/Income ratio:	260%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$670	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	heroic-greenback6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Mountaineering in Pakistan
Purpose of loan:Mountaineering Trip to Pakistan
Pay for guides/equipment/visa/travel etc.

Job: Seasonal outdoor recreation work

Hard worker. Outdoor Adventure Recreational seasonal work is reliable, tourism is a large industry in the United States and abroad. I have enough in savings to dump about $1,000 immediately back into the loan, (payments for the airline ticket, and other fees are more than I have total currently,) and then in May I can dump an additional $1,440 into the loan.

This trip would yield extremely beneficial professional development to my resume. I have dreamed of mountain climbing in the Karakorum since I was a child. The peak is committing in terms of distance traveled, but is safe in terms of technical capacity. There have been NO commercially guided deaths on this peak. My current expenses are minimal, and I plan to keep it that way.

Monthly net income: $ 440
>Monthly expenses: $ About 90$ a month
Housing: 0
Insurance: 0
Car expenses: 0
Food, entertainment: $50-90
Clothing, household expenses $0 Housing provided with current job
Credit cards and other loans: Student loans deferred

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1986	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	18	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,371
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	pacl1159	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?consolidate debt and finish prepping my home for sale.? I would like to note that I have 100% equity in my home and am meeting with a realtor this week to list it for sale.? The proceeds from this sale will be used to settle all debt issues.?

My financial situation:
I am a good candidate for this loan because?I have made a concerted effort to handle debts incurred by a very long protracted illness that a member of my family endured.? In the time since this family members passing, I have diligently worked to satisfy all the debts and expenses of said illness and passing, and am now facing the reality of downsizing and finally settling all my debt.? I feel I should note that the reason behind my not being employed since?November 2005, is that I left my employment to care for my family member at home.? I felt at the time that the options presented to me for care, such as a nursing home or adult-assisted living facility, were not the most appropriate for the situation I had at home.? Since my family members passing, and because of the unfortunate economic downturn, finding employment has been, as it has been for many, extremely difficult.? Thus, I now face the reality of downsizing, taking care of all my obligations, and moving forward with a simpler more prudent life.?

Monthly net income: $ 0.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 150.00
??Car expenses: $ 0.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.55%
Term:	12 months

Lender yield:	3.99%	Borrower rate/APR:	4.99% / 5.93%	Monthly payment:	$171.21

Lender servicing fee:	1.00%	Effective Yield*:	4.00%
		Estimated return*:	2.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-2002	Debt/Income ratio:	8%
Credit score:	760-779 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,434	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	refined-payout9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
The purpose of the loan is to purchase a motorcycle for personal use. I have considered purchasing a motorcycle for over several years now instead of car. I wish to purchase a motorcycle for economical and practical reasons. My financial situation is stable with a $35,000 annual salary and I have no delinquencies in my credit history. Even though I have a small amount of savings, I wish to acquire a loan to continue toward building excellent credit. I am a good candidate for this loan because I am a responsible individual. I have held a position in management at my current place of employment for over two years and anticipate staying with my company. Additionally, there are no gaps in my employment history. I make payments toward my current debts on student loans and credit cards on time and occasionally will pay more than the regular monthly payment.
Information in the Description is not verified.